EXHIBIT 10.3
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                        SETTLEMENT AGREEMENT AND RELEASE
                        --------------------------------

            This Agreement ("Agreement"), effective as of the 8th of February 2007, is entered by and among 1607 COMMERCE LIMITED PARTNERSHIP, a Texas Limited Partnership (sometimes "Plaintiff" and sometimes "1607"), PLASTIC PALLET PRODUCTION, INC., a Texas Corporation (sometimes "Plastic Pallet"); GREYSTONE LGOISTICS, INC., an Oklahoma Corporation, f/k/a PALWEB CORPORATION (sometimes "Greystone Logistics"), and GREYSTONE MANUFACTURING, L.L.C., an Oklahoma Limited Liability Company (sometimes "Greystone Manufacturing"). Hereinafter, Plastic Pallet, Greystone Logistics and Greystone Manufacturing are sometimes referred to collectively as "Defendants." The purpose of the Agreement is to memorialize an agreement that settles all disputes, claims and lawsuits now existing between the parties.

                                    RECITALS
                                    --------

            The parties have entered into this Agreement under the following circumstances and to affect the following aims and purposes:

            A. 1607 has filed a lawsuit in the District Court of Cleveland County, State of Oklahoma, Case No. CJ-2006-489W, styled 1607 COMMERCE LIMITED PARTNERSHIP, A TEXAS LIMITED PARTNERSHIP, PLAINTIFF V. PLASTIC PALLET PRODUCTION INC., A TEXAS CORPORATION; GREYSTONE LOGISTICS, INC., AN OKLAHOMA CORPORATION, F/K/A PALWEB CORPORATION, AND GREYSTONE MANUFACTURING, L.L.C., AN OKLAHOMA LIMITED LIABILITY COMPANY, DEFENDANTS (the "Lawsuit").

            B. The lawsuit alleges that Plastic Pallet has defaulted in the payment of rent pursuant to the terms of an Equipment Lease dated September 8, 2003 (the "Lease"), and that there is allegedly due and owing Plaintiff the sum of $576,000.00. the Lawsuit also seeks to

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enforce a certain Guaranty against Greystone Logistics' predecessor, PalWeb
Corporation, and Greystone Manufacturing that was executed in conjunction with the transaction and to foreclose a security interest in certain accounts, inventory, equipment and other personal property of the Defendants.

            C. The Defendants have answered and denied the allegations contained in the Lawsuit.

            D. In order to resolve the litigation, forego the risks and expenses associated with litigation and buy their peace, the parties have agreed to settle their disputes according to the terms of this Settlement Agreement.

                             IT IS THEREFORE AGREED

            1. CONSIDERATION. The parties acknowledge the adequacy of consideration as expressed by the recitations and mutual covenants in this Agreement.

            2. GENERAL WARRANTIES.

                        (i) In addition to the specific warranties contained hereinafter, if any, each party warrants

                                    (a)         that it has been fully informed
                                                and has full knowledge of the
                                                terms, conditions and effects of
                                                this Agreement;
                                    (b)         that it, either personally or
                                                through its independently
                                                retained attorneys, has fully
                                                investigated to its satisfaction
                                                all facts surrounding the
                                                various claims, controversies
                                                and disputes and is fully
                                                satisfied with the terms and
                                                effects of this Agreement;
                                    (c)         that no promise or inducement
                                                has been offered or made to it
                                                except as expressly stated in
                                                this Agreement, and

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                                    (d)         that this Agreement is executed
                                                without reliance on any
                                                statement or representation by
                                                any other party or any other
                                                party's agent except as set
                                                forth herein.

            3. 1607 COMMERCE LIMITED PARTNERSHIP SETTLEMENT AND RELEASE.

            As a full, final and complete settlement of any and all claims that it has asserted, or could have asserted in the Lawsuit, 1607 agrees to accept the following:
                        (i) a payment of $1,048,000.00 at Closing (as hereinafter defined);

                        (ii) payment of the sum of $24,000.00 per month for a term of twenty-four (24) months commencing March 1, 2007, and on the first day of each month thereafter (the "Monthly Payment");

                        (iii) the transfer at Closing of two (2) million unregistered common shares of Greystone Logistics Inc. free and clear of all encumbrances and/or restrictions;

                        (iv) a Pallet Supply Agreement ("PSA") under the terms of which Defendants agree to provide floor space, utilities and the regrind resin in their facility in Iowa for the production by 1607 of the Granada pallet and the nestable pallet shall be executed by the parties within thirty (30) days after the execution of this Agreement. The PSA shall further provide:

                                    (a)         The Defendants will purchase all
                                                Granada pallets produced by 1607
                                                during the two (2) year term
                                                commencing on the first day of
                                                the month following the
                                                expiration of sixty (60) days
                                                after the complete execution of
                                                this Agreement and the PSA;
                                                provided, however, the Defendant
                                                shall not be required to
                                                purchase in excess

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                                                of 200,000 Granada pallets
                                                during the two (2) year term.
                                                The purchase price shall be
                                                $8.00 per pallet. The Defendants
                                                shall be given credit toward the
                                                purchase price for all Monthly
                                                Payments made; provided,
                                                however, this does not obligate
                                                1607 to produce any pallets, it
                                                only agrees to use its best
                                                efforts to do so.

                                    (b)         The Defendants will purchase all
                                                of the nestable pallets produced
                                                by 1607 during the two (2) year
                                                term commencing on the date the
                                                mold for the nestable pallets is
                                                completed, but no earlier than
                                                the first day of the month
                                                following the expiration of
                                                sixty (60) days after the
                                                complete execution of this
                                                Agreement and the PSA; provided,
                                                however, the Defendants shall
                                                not be required to purchase in
                                                excess of 200,000 nestable
                                                pallets during the two 92) year
                                                term. The purchase price shall
                                                be $3.00 per pallet.

                        (iv) its receipt of a complete and effective release executed in its favor by the Defendants.

            In consideration of the terms of the above terms of settlement, 1607, on behalf of itself and its assigns does hereby release, discharge and acquit Plastic Pallet, Greystone Logistics (and its predecessor PalWeb Corporation) and Greystone Manufacturing, and each of them, and their agents, representatives and assigns, officers, directors, employees, successors, corporate parents, subsidiaries, affiliated entities, divisions, insurers, members, and their attorneys from any and all causes of actions, claims, or demands that existed prior to the date hereof; notwithstanding the foregoing, this release does not release Plastic Pallet, Greystone Logistics, and Greystone

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Manufacturing from the obligations and duties of this Agreement, or from their obligations and duties under the PSA.

            4. PLASTIC PALLET SETTLEMENT AND RELEASE.

            As a full, final and complete settlement of any and all claims against Plaintiff that that it has asserted or may have asserted in the Lawsuit, Plastic Pallet agrees to accept the following:

                        (i) its receipt of a complete and effective release executed in its favor by 1607.

            In consideration of the terms of the above terms of settlement, Plastic Pallet Production, Inc., on behalf of itself and its assigns does hereby release, discharge and acquit 1607 and its agents, representatives and assigns, officers, directors,employees, successors, corporate parents, subsidiaries, affiliated entities, divisions, insurers, members, predecessors and attorneys from any and all causes of actions, claims, or demands that existed prior to the date hereof; notwithstanding the foregoing, this release does not release 1607 from the obligations and duties of this Agreement.

            5. GREYSTONE LOGISTICS SETTLEMENT AND RELEASE.

            As a full, final and complete settlement of any and all claims against Plaintiff that that it has asserted or may have asserted in the Lawsuit, Greystone Logistics agrees to accept the following:

                        (i) its receipt of a complete and effective release executed in its favor by 1607.

            In consideration of the terms of the above terms of settlement, Greystone Logistics, Inc., on behalf of itself and its predecessor PalWeb Corporation and their assigns does hereby release, discharge and acquit 1607 and its agents, representatives and assigns, officers, directors,

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employees, successors, corporate parents, subsidiaries, affiliated entities, divisions, insurers, members, predecessors and attorneys from any and all causes of actions, claims, or demands that existed prior to the date hereof; notwithstanding the foregoing, this release does not release 1607 from the obligations and duties of this Agreement.

            6. GREYSTONE MANUFACTURING SETTLEMENT AND RELEASE

            As a full, final and complete settlement of any and all claims against Plaintiff that that it has asserted or may have asserted in the Lawsuit, Greystone Manufacturing agrees to accept the following:

                        (i) its receipt of a complete and effective release executed in its favor by 1607.

            In consideration of the terms of the above terms of settlement, Greystone Manufacturing L.L.C., on behalf of itself and its assigns does hereby release, discharge and acquit 1607 and its agents, representatives and assigns, officers, directors, employees, successors, corporate parents, subsidiaries, affiliated entities, divisions, insurers, members, predecessors and attorneys from any and all causes of actions, claims, or demands that existed prior to the date hereof; notwithstanding the foregoing, this release does not release 1607 from the obligations and duties of this Agreement.

            7. CLOSING. This transaction shall be closed in the offices of F&M Bank on February ____, 2007 (the "Closing").

            8. LEASE AND EQUIPMENT. The Lease is hereby terminated and all equipment included in the Lease (as itemized on Exhibit A hereto and referenced herein as the "Equipment") is hereby tendered to 1607 in its location in Iowa, where 1607 is authorized to use

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same pursuant to PSA. Defendants warrant that no one claims any interest in the
Equipment by or through the Defendants.

            9. CONDITION. Prior to the effectiveness of this Agreement, F&M Bank must have consented thereto and agreed to release all security interests in the Equipment and subordination agreement related to loans by F&M Bank to the Defendants. 1607 acknowledges that the Equipment will be secured by its loan from F&M Bank.

            10. OTHER RELEASE DOCUMENTS. Upon the execution hereof, each party agrees that it will execute such additional documents necessary to effectuate the dismissal, without prejudice, of the Lawsuit, the release of any and all security interests in the pledged collateral.

            11. PSA NEGOTIATION; ARBIGRATION. The parties agree to negotiate the provisions of the PSA in good faith. In the event the parties are unable to agree to the terms of a PSA within thirty (30) days 1607 shall have the option to remove the Equipment from the Defendants' facility in Iowa or submit the issues related to the PSA to three (3) attorneys practicing commercial law in Oklahoma City, Oklahoma, for them to determine a reasonable, commercial resolution to the open issues in the negotiation. Each party shall select one arbitrator and the two (2) arbitrators so selected shall select a third. Costs of the arbitration shall be borne equally. The conclusions reached by the arbitrators shall be final and binding on all parties.

            12. POST CLOSING MATTERS. In addition to negotiating the terms of the PSA, the parties post closing hereunder agree to do the following:

                        (i) Defendants will execute and deliver to 1607, or its designee, an assignment of the patents described on Exhibit B hereto, free and clear of all encumbrances.

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                        (ii)        The parties will inventory the Equipment at
                                    the Defendants' plant in Iowa and place a tag or other identifying mark on each item of Equipment to avoid confusion with equipment owned by Defendants.

                        (iii) The Defendants will deliver to 1607 a lien waiver and/or subordination agreement from the owner of the real estate where the plant is located in Iowa, the mortgage lender on that property and all lenders on the personal property of the Defendants acknowledging that they have no interest in the Equipment.

            The parties agree to satisfy these matters within thirty (30) days after the date of Closing.

            13. ATTORNEYS' FEES AND COSTS. Each party agrees to be responsible to pay such party's respective attorneys' fees and costs of Court incurred in connection with the Lawsuit and the preparation and execution of this Agreement.

            14. APPLICABLE LAW. This Agreement shall be construed under and in accordance with the laws of the State of Oklahoma.

            15. MERGER AND MODIFICATIONS. Except as specified herein, this Agreement supersedes and replaces any prior agreements and understandings of the parties, and contains the entire agreement between the parties, with respect to matters set forth herein. No variation, modification, or changes hereof shall be binding upon any party hereto unless set forth in a document executed by all parties hereto or duly authorized agent or representative thereof.

            16. ATTORNEY FEES FOR BREACH. In the event it is necessary to file an action or lawsuit to enforce any provision of this Agreement, including the implied covenant of cooperation, or for damages relating to the Agreement's breach, the prevailing party in such litigation shall be entitled to be awarded a reasonable attorneys' fee.

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            17. FURTHER ASSURANCES. Each party agrees to do all things necessary and to execute such other documents as may be necessary to effectuate the purposes of this Agreement.

            18. SIGNATURES. This Agreement may be signed and delivered by facsimile or otherwise, in one or more identical counterparts (or with counterpart signature pages) each of which shall be deemed an original and all of which, taken together, shall constitute a fully executed Agreement and shall be considered a single document.

            19. MISCELLANEOUS. It is expressly understood and agreed that the terms of this Settlement Agreement are contractual and not merely recitals. In the event any one or more of the provisions contained herein for any reason shall be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision, but this Agreement shall continue as if such invalid or unenforceable provision had never been contained herein.

            In witness whereof the undersigned have executed this Agreement on this ___ day of February 2007, effective as of the date set forth above.


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                                        1607 COMMERCE LIMITED PARTNERSHIP, a
                                        Texas Limited Partnership, by its
                                        General Partner 1607 COMMERCE, LLC, an
                                        Oklahoma Limited Liability Company


                                        /s/  Paul A. Kruger
                                        ----------------------------------------
                                        BY: Paul A. Kruger, Manager

                                        PLASTIC PALLET PROUDCTION, INC.,
                                        a Texas Corporation

                                        /s/ Warren F. Kruger
                                        ----------------------------------------
                                        BY: Warren F. Kruger, Authorized Officer
                                        of PLASTIC PALLET PRODUCTION
                                        INC., a Texas Corporation

                                        GREYSTONE LOGISTICS, INC., an Oklahoma
                                        Corporation,
                                        f/k/a PALWEB CORPORATION

                                        /s/ Warren F. Kruger
                                        ----------------------------------------
                                        BY: Warren F. Kruger, Authorized
                                        Officer of GREYSTONE LOGISTICS,
                                        INC., an Oklahoma Corporation, f/k/a
                                        PALWEB COPRORATION

                                        GREYSTONE MANUFACTURING, L.L.C., an
                                        Oklahoma Limited Liability Company

                                        /s/ Warren F. Kruger
                                        ----------------------------------------
                                        BY: Warren F. Kruger, Authorized manager
                                        or Member of GREYSTONE MANUFACTURING,
                                        L.L.C., an Oklahoma Limited Liability
                                        Company


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